SUPPLEMENT TO FIDELITY'S NEW YORK MUNICIPAL FUNDS' MARCH 22, 1999
PROSPECTUS

       SHAREHOLDER MEETING.    On or about February 16, 2000, a
meeting of the shareholders of Spartan    (registered trademark)
New York Municipal Income Fund will be held to approve various proposals. Shareholders of record on December 20, 1999 are entitled to vote at the meeting.

   For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-6666 to request a free copy of the proxy statement.

The following information replaces the third paragraph in the "Dividends and Capital Gains Distributions" section beginning on page 28.

However, on any day that the principal bond markets close early (as recommended by the Bond Market Association) or the Federal Reserve Bank of New York (New York Fed) closes early, New York Municipal Money Market may advance the time on that day by which wire purchase orders must be placed so that shares earn dividends on the day of purchase. In addition, on any day that the principal bond markets do not open (as recommended by the Bond Market Association) or the New York Fed does not open, shares begin to earn dividends on the first business day following the day of purchase.

The following information replaces the sixth paragraph in the "Dividends and Capital Gains Distributions" section beginning on page 28.

However, on any day that the principal bond markets close early (as recommended by the Bond Market Association) or the New York Fed closes early, New York Municipal Money Market may set a time after which shares redeemed by wire order earn dividends until, but not including, the next business day following the day of redemption. On any day that the principal bond markets do not open (as recommended by the Bond Market Association) or the New York Fed does not open, shares earn dividends until, but not including, the next business day following the day of redemption.